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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): February 5, 2004

MAGNA ENTERTAINMENT CORP. (Exact Name of Registrant as Specified in its Charter)
Delaware (State or Other Jurisdiction of Incorporation)
000-30578 (Commission File Number)	98-0208374 (I.R.S. Employer Identification No.)
337 Magna Drive, Aurora, Ontario, Canada (Address of Principal Executive Offices)	L4G 7K1 (Zip Code)
(905) 726-2462 (Registrant's Telephone Number, Including Area Code)
Not Applicable (Former Name or Former Address, if changed since Last Report)

ITEM 5.	Other Events and Regulation FD Disclosure

On February 5, 2004, the Registrant issued a press release in which it announced that it will record a non-cash impairment charge to income, net of income taxes, of approximately $82 million ($0.76 per share on a diluted basis) in the fourth quarter of 2003.

The full text of the press release issued by the Registrant is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated by reference herein.

ITEM 7.	Financial Statements and Exhibits
(c)	Exhibits
Exhibit 99.1	Copy of Registrant's press release dated February 5, 2004.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MAGNA ENTERTAINMENT CORP. (Registrant)
Date: February 6, 2004
	by:	/s/ GARY M. COHN Gary M. Cohn, Secretary

Magna Entertainment Corp. 337 Magna Drive Aurora, Ontario, Canada L4G 7K1 Tel (905) 726-2462 Fax (905) 726-2585	EXHIBIT 99.1

PRESS RELEASE
MAGNA ENTERTAINMENT CORP.
MEC ANNOUNCES NON-CASH WRITE-DOWNS

February 5, 2004, Aurora, Ontario, Canada......Magna Entertainment Corp. (NASDAQ: MECA; TSX: MEC.A) ("MEC" or the "Company") announced today that it will record a non-cash impairment charge to income, net of income taxes, of approximately $82 million ($0.76 per share on a diluted basis) in the fourth quarter of 2003. This charge is a result of applying the asset impairment tests required by Financial Accounting Standards Board Statement No. 142, "Goodwill and Other Intangible Assets" and Statement No. 144, "Accounting for the Impairment or Disposal of Long-Lived Assets," to the carrying value of the Company's racing licenses and related long-lived assets following completion of MEC's annual business planning process.

Write-downs will be required at Gulfstream Park and The Maryland Jockey Club in view of their disappointing financial results in 2003, despite management's expectation that these business units will show improvement and continue to be profitable in the future. Each of the Oregon, Remington Park and Thistledown racing operations produced operating losses in 2003 and, although management expects future improvements at these facilities, write-downs will be required in the fourth quarter of 2003 as well. A write-down of the Bay Meadows racing license is required based on uncertainty regarding future renewals of the lease of that facility, which has been renewed on a year-to-year basis in each of the last two years and is currently scheduled to expire on December 31, 2004.

In announcing the write-downs, Jim McAlpine, President and Chief Executive Officer of MEC, stated, "Since our establishment as a public company in 2000, we have adhered to a strategy of acquiring racetracks and related assets that should allow us to achieve synergies and economies of scale, thereby improving the performance of the acquired businesses. At the same time, we are taking steps to restructure the pricing and distribution model that has evolved in our industry over many years. Our efforts to expand distribution and develop new distribution channels for our racing content include initiatives designed to achieve broader television distribution of racing, expanded use of in-home wagering technology and greater international distribution. Each phase of our business strategy is moving forward, although some more slowly than originally anticipated. We are confident, however, that we have assembled a powerful stable of racing and entertainment assets, that we are making significant progress on many fronts, and that our longer term vision for MEC will be achieved."

There will be no current operating impact upon any MEC racetracks as a result of these non-cash write-downs.

The impairment testing process with respect to MEC's non-racing assets, principally golf courses, will be completed by February 24, 2004.

As previously disclosed and as described in the notes to its unaudited consolidated financial statements for the third quarter of 2003, MEC is considering a major redevelopment of Gulfstream Park. If a decision is made to proceed with this project and Board approval is obtained, a reduction in the expected life of the existing assets would occur and an additional write-down would be necessary. The aggregate carrying value at December 31, 2003 of the assets that would be demolished if Gulfstream Park is redeveloped as currently contemplated is approximately $21 million.

MEC will announce its financial results for the fourth quarter and fiscal year ended December 31, 2003 on Tuesday, February 24, 2004. A conference call to discuss those results will be held on Tuesday, February 24, 2004 at 5:00 p.m. New York time. The number to use for this call is 1-877-812-1330. Please call 10 minutes prior to the start of the conference call. The dial-in number for overseas callers is 706-679-7563. The conference call will be chaired by Jim McAlpine, President and Chief Executive Officer of MEC. MEC will also webcast the conference call at www.magnaentertainment.com. If you have any teleconferencing questions, please call Claudia Mendes-Torre at 905-726-7465.

For anyone unable to listen to the scheduled call, the rebroadcast number will be 1-800-558-5253 (reservation #21184881) and will be available until Friday, March 5, 2004. The replay of the webcast will also be available on www.magnaentertainment.com.

MEC, North America's number one owner and operator of horse racetracks, based on revenue, acquires, develops and operates horse racetracks and related pari-mutuel wagering operations, including off-track betting facilities. Additionally, MEC owns and operates XpressBet™, a national Internet and telephone account wagering system, and HorseRacing TV™, a 24-hour horse racing television network.

This press release may contain "forward-looking statements" within the meaning of applicable securities legislation, including the Private Securities Litigation Reform Act of 1995. These forward-looking statements may include, among others, statements regarding: expectations as to operational improvements; expectations as to cost savings, revenue growth and earnings; the time by which certain objectives will be achieved; proposed new racetracks or other developments, products and services; projections, predictions, expectations, estimates or forecasts as to our financial and operating results and future economic performance; and other matters that are not historical facts. Forward-looking statements should not be read as guarantees of future performance or results, and will not necessarily be accurate indications of whether or the times at or by which such performance or results will be achieved. Forward-looking statements are based on information available at the time and/or management's good faith belief with respect to future events, and are subject to risks and uncertainties that could cause actual performance or results to differ materially from those expressed in the statements. Important factors that could cause such differences include, but are not limited to, the factors discussed in the "Risk Factors" section of MEC's Annual Report on Form 10-K for the year ended December 31, 2002 and our subsequent public filings. We assume no obligation to update forward-looking statements to reflect actual results, changes in assumptions or changes in other factors. If we update one or more forward-looking statements, no inference should be drawn that we will make additional updates with respect thereto or with respect to other forward-looking statements.

For more information contact:

Blake Tohana
Executive Vice-President and
Chief Financial Officer
Magna Entertainment Corp.
337 Magna Drive
Aurora, Ontario
L4G 7K1
905-726-7493

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SIGNATURES